Rydex Series Funds

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 15, 2013

to the Statements of Additional Information dated

May 1, 2013, August 1, 2013 and October 8, 2013,

each as supplemented from time to time

This supplement provides additional information beyond that contained in the Statements of Additional Information dated May 1, 2013 (the “May 2013 SAI”), August 1, 2013 (the “August 2013 SAI”) and October 8, 2013 (the “October 2013 SAI” and, together with the May 2013 SAI and August 2013 SAI, the “SAIs”) and should be read in conjunction with the SAIs.

Effective immediately, the SAIs are revised as follows:

•	In the “Investment Restrictions” section of the May 2013 SAI and August 2013 SAI, under the heading “Non-Fundamental Polies,” non-fundamental investment policy number 4 is deleted in its entirety. Policy number 4 was applicable only to the extent a Fund served as an underlying fund for one of the Asset Allocation Funds. Because the Asset Allocation Funds have since been liquidated, the policy is no longer required.

•	In the “Investment Restrictions” section of the August 2013 SAI, under the heading “Non-Fundamental Policies,” all references to “U.S.” in policy number 29 are hereby deleted.

•	In the “Management of the Trust” section of the May 2013 SAI and August 2013 SAI, the first paragraph under the heading “The Advisor and the Advisory Agreement” is deleted and replaced in its entirety with the following:

Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

•	In the “Management of the Trust” section of the October 2013 SAI, the first paragraph under the heading “The Advisor and the Advisory Agreement” is deleted and replaced in its entirety with the following:

Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

•	In the “Other Information” section of the August 2013 SAI, the fifth paragraph under the heading “Portfolio Holdings” is deleted and replaced in its entirety with the following:

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. The Funds will also publish a complete list of their quarter-end portfolio holdings on their website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. The NASDAQ-100® Fund, Russell 2000® Fund, S&P 500® Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund and S&P SmallCap 600® Pure Value Fund, each Sector Fund, and the Real Estate Fund will also disclose their portfolio holdings each day they are open for business at www.guggenheiminvestments.com. As required, the Money Market Fund provides and reports on Form N-MFP a full list of monthly holdings as of the last business day of the previous month on the Fund’s website. This information will be provided five business days after the period end, and will remain available for at least six months. Forms N-Q and N-MFP are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

•	In the “Other Information” section of the May 2013 SAI, the fifth paragraph under the heading “Portfolio Holdings” is deleted and replaced in its entirety with the following:

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also publish a complete list of their quarter-end portfolio holdings on their website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

•	In the “Other Information” section of the October 2013 SAI, the fifth paragraph under the heading “Portfolio Holdings” is deleted and replaced in its entirety with the following:

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund will also publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

Please retain this supplement for future reference.

RFB-SAI-SUP